Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) In Thousands, unless otherwise specified	Sep. 30, 2014 USD ($)	Sep. 30, 2014 CNY	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Receivables [Abstract]
Accounts receivable			$ 77,137	466,965		327,232
Allowance for doubtful accounts	(200)	(1,243)	(207)	(1,253)	(192)	(1,161)	(371)
Total	$ 99,469	610,542	$ 76,930	465,712		326,071